EXHIBIT 99.3
Followap Inc.
INTERIM CONSOLIDATED FINANCIAL STATEMENTS
AS OF SEPTEMBER 30, 2006
(Unaudited)

Followap Inc.
INTERIM CONSOLIDATED FINANCIAL STATEMENTS
AS OF SEPTEMBER 30, 2006
IN U.S. DOLLARS
UNAUDITED
INDEX

Page

Consolidated Balance Sheets	2-3

Consolidated Statements of Operations	4

Consolidated Statements of Cash Flows	5

Notes to the Consolidated Financial Statements	6-12

Followap Inc.
CONSOLIDATED BALANCE SHEETS

U.S. Dollars in thousands

	September 30,	December 31,
	2006	2005
	Unaudited
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$2,280	$7,453
Trade receivables	971	3,832
Accounts receivable	321	548

	3,572	11,833

LONG-TERM ASSETS

Long-term deposits	219	174
Severance pay fund	601	492

	820	666

PROPERTY AND EQUIPMENT, NET	1,014	536

Total assets	$5,406	$13,035

The accompanying notes are an integral part of the financial statements.

Followap Inc.
CONSOLIDATED BALANCE SHEETS

U.S. Dollars in thousands (except share data)

	September	December
	30,	31,
	2006	2005
	Unaudited

Liabilities and shareholders’ equity

Current liabilities
Loans from others	$2,500	$—
Loans from related parties	556	—
Trade payables	812	725
Accounts payable	3,737	2,049
Deferred revenues	1,083	3,447

	8,688	6,221

Long-term liabilities
Accrued severance pay	898	738
Deferred tax liability, net	415	746

	1,313	1,484

Shareholders’ equity
Share capital -
Preferred A shares of $0.001 par value:
2,000,000 shares authorized, issued and outstanding as of September 30, 2006, and December 31, 2005; liquidation preference of approximately $2,944 as of September 30, 2006	2	2
Preferred B shares of $0.001 par value:
4,649,000 shares authorized, issued and outstanding as of September 30, 2006, and December 31, 2005; liquidation preference of approximately $13,726 as of September 30, 2006	5	5
Preferred B1 shares of $0.001 par value:
929,800 shares authorized, issued and outstanding as of September 30, 2006, and December 31, 2005; liquidation preference of approximately $2,707 as of September 30, 2006	1	1
Preferred C shares of $0.001 par value:
5,377,391 shares authorized as of June 30, 2006 and December 31, 2005; 4,963,746 shares issued and outstanding as of September 30, 2006 and December 31, 2005, liquidation of preference of approximately $12,963 as of September 30, 2006	5	5
Ordinary shares of $0.001 par value:
22,000,000 shares authorized as of September 30, 2006, and December 31, 2005; 5,665,076 shares issued as of September 30, 2006, and December 31, 2005; 3,826,625 shares outstanding as of September 30, 2006 and December 31, 2005	4	4
Additional paid-in capital	31,661	27,227
Less treasury share at cost (1,838,424 ordinary shares as of September 30, 2006 and December 31, 2005)	(3,998)	(3,998)
Accumulated deficit	(32,275)	(17,916)

	(4,595)	5,330

Total liabilities and shareholders’ equity	$5,406	$13,035

The accompanying notes are an integral part of the financial statements.

Followap Inc.
CONSOLIDATED STATEMENTS OF OPERATIONS

U.S. Dollars in thousands

	Nine months
	ended
	September 30,
	2006	2005
	Unaudited

Revenues	$5,742	$5,738

Cost of revenues	2,785	1,222

Gross profit	2,957	4,516

Operating expenses:

Research and development expenses	6,203	3,322
Sales and marketing expenses	8,650	4,884
General and administrative expenses	2,496	780

Total operating expenses	17,349	8,986

Operating loss	(14,392)	(4,470)

Financing expenses, net	284	600

Loss before taxes on income	(14,676)	(5,070)

Tax benefit (taxes on income)	317	(250)

Loss for the period	$(14,359)	$(5,320)

The accompanying notes are an integral part of the financial statements.

Followap Inc.
CONSOLIDATED STATEMENTS OF CASH FLOWS

U.S. Dollars in thousands

	For the nine months ended
	September 30,
	2006	2005
	Unaudited
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss for the period	$(14,359)	$(5,320)
Adjustments to reconcile net loss to net cash used in operating activities
Depreciation	229	129
Amortization of stock based compensation	4,434	21
Accrued severance pay, net	51	37
Decrease (increase) in long-term deposits	(45)	6
Capital loss on sale of property and equipment	—	—
Increase (decrease) in deferred tax liabilities	(331)	220
Decrease (increase) in trade receivables	2,861	358
Decrease (increase) in accounts receivable	227	55
Increase (decrease) in trade payables	87	(25)
Increase (decrease) in accounts payable	1,688	(168)
Decrease in deferred revenues	(2,364)	(106)

Net cash used in operating activities	(7,522)	(4,793)

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of property and equipment	(707)	(177)
Proceeds from sale of property and equipment	—	3

Net cash used in investment activities	(707)	(174)

CASH FLOWS FROM FINANCING ACTIVITIES:
Receipt of loans from related parties	556	—
Receipt of loans from others	2,500	—
Proceeds from issuance of preferred stock, net of issuance costs	—	11,891
Purchase of treasury stocks	—	(4,000)

Net cash provided by financing activities	3,056	7,891

Increase (decrease) in cash and cash equivalents	(5,173)	2,924
Cash and cash equivalents at the beginning of the period	7,453	7,070

Cash and cash equivalent at the end of the period	$2,280	$9,994

Supplemental disclosure of cash flow information:
Cash paid during the year for income taxes	$49	$41

Cash paid during the year for interest	$1	$2

The accompanying notes are an integral part of the financial statements.

Followap Inc.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

U.S. Dollars in thousands
NOTE 1:- GENERAL
A.	Followap Inc. (the “Company”), registered in Delaware, was incorporated in December 1999 and commenced operations on January 19, 2000. The Company and its wholly owned subsidiaries, Followap R&D 2000 Ltd. in Israel, Followap GmbH in Germany and Followap Ltd. in the UK are engaged in development, marketing and sales of Mobile Instant Messaging Presence and Location (IMPL) platforms for mobile operators.

Most of the Company’s revenues for the nine-month period ended September 30, 2006 and for the year ended December 31, 2005 were derived from sales to a major customer and his affiliates.
B.	The high technology industry in which the Company is involved is highly competitive and is characterized by the risks of rapidly changing technologies. Penetration into the world market requires the investment of considerable resources and continuous development efforts. The Company’s future success is dependent upon several factors including the technological quality and price/performance of its products relative to those of its competitors. There can be no assurance that the Company will be able to maintain the high technological quality of its product or to continue to develop or market its new products effectively.
C.	The accompanying unaudited interim consolidated financial statements have been prepared in accordance with generally accepted accounting principles in the United States for interim financial information. Accordingly, they do not include all the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. Operating results for the nine-month period ended September 30, 2006 are not necessarily indicative of the results that may be expected for the year ended December 2006.
NOTE 2:- SIGNIFICANT ACCOUNTING POLICIES
A.	The significant accounting policies applied in the annual consolidated financial statements of the Company as of December 31, 2005 are applied consistently in these consolidated financial statements, except as detailed in b below.
B.	Stock based compensation
On January 1, 2006, the Company adopted Statement of Financial Accounting Standards No. 123 (revised 2004), “Share-Based Payment” (“SFAS 123(R)”) which requires the measurement and recognition of compensation expense based on estimated fair values for all share-based payment awards made to employees and directors. SFAS 123(R) supersedes Accounting Principles Board Opinion No. 25, “Accounting for Stock Issued to Employees” (“APB 25”), for periods beginning in fiscal 2006. In March 2005, the Securities and Exchange Commission issued Staff Accounting Bulletin No. 107 (“SAB 107”) relating to SFAS 123(R). The Company has applied the provisions of SAB 107 in its adoption of SFAS 123(R).

Followap Inc.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

U.S. Dollars in thousands
NOTE 2:- SIGNIFICANT ACCOUNTING POLICIES (continued.)
C.	Stock based compensation (continued)
SFAS 123(R) requires companies to estimate the fair value of equity-based payment awards on the date of grant using an option-pricing model. The value of the portion of the award that is ultimately expected to vest is recognized as an expense over the requisite service periods in the Company’s consolidated income statement.

Prior to January 1, 2006, the Company accounted for equity-based awards to employees and directors using the intrinsic value method in accordance with APB 25 as allowed under Statement of Financial Accounting Standards No. 123, “Accounting for Stock-Based Compensation” (“SFAS 123”). Compensation expense is equal to the excess, if any, of the market price of the stock over the exercise price on the grant date of the award. Pro forma information regarding net loss is required by SFAS 123 and has been determined as if the Company has accounted for its employee stock options under the Minimum value method (which assumes an expected volatility of zero).

Statement 123(R) requires nonpublic companies that used the minimum value method of measuring equity share options for pro forma disclosure purposes under SFAS 123 to adopt its requirements prospectively to new awards and to awards modified, repurchased, or cancelled after the required effective date. The Company continues to account for any portion of awards outstanding at the date of initial application using the accounting principles originally applied to those awards, the provisions of Opinion 25 and its related interpretive guidance.

The Company recognizes compensation expenses for the value of its awards, which have graded vesting over a period of 4 years, based on the straight line method over the requisite service period of each of the awards. The contractual life of the options is 10 years from date of grant.

As a result of adopting SFAS 123(R) on January 1, 2006, the Company’s loss before taxes on income and net loss for the nine months ended September 30, 2006, is $2,379 higher than if it had continued to account for stock-based compensation under APB 25. During the nine months period ended September 30, 2006, the Company recognized stock-based compensation expense related to employee stock options in the amount of $4,434.

The Company estimates the value of its stock options using the “calculated value” on grant date that incorporates each of the inputs required by Statement 123(R),with the exception of the expected volatility of its stock. The calculated value method requires that the volatility assumption used in an option pricing model be based on the historical volatility of similar public companies. The Company measures compensation cost of employee stock options based on the calculated value instead of fair value because it is not practical to estimate the volatility of its share price.

The Company uses the Black-Scholes-Merton formula to estimate the value of its share-based payments.

Followap Inc.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

U.S. Dollars in thousands
NOTE 2:- SIGNIFICANT ACCOUNTING POLICIES (continued.)
C.	Stock based compensation (continued)

The expected option term represents the period that the Company’s stock options are expected to be outstanding and was determined according to simplified method as suggested by SAB107, the average of vesting and the contractual terms of the stock options. The Company has historically not paid dividends and has no foreseeable plans to issue dividends. The risk-free interest rate is based on the yield from U.S. Treasury bonds with an equivalent term.

The fair value of the Company’s stock options granted to employees and directors for the nine months ended September 30, 2006 was estimated using the following weighted average assumptions:

Nine months
ended
September 30,
2006

Dividend yield	0%
Expected volatility	60%
Risk-free interest rate	4.5-5%
Expected life	6 years
A summary of option activity under the Company’s Stock Option Plan as of September 30, 2006 and changes during the nine months ended September 30, 2006 are as follows:

			Weighted-
			average
		Weighted-	remaining
		average	contractual	Aggregate
	Number of	exercise	term	intrinsic
	options	price	(in years)	value
	Unaudited

Options outstanding at December 31, 2005	2,489,312	$0.77
Granted	1,882,250	$1.68
Exercised	—	—
Forfeited	(569,000)	$1.43

Options outstanding at September 30, 2006	3,802,562	$1.33	7.16	$11,102

Options exercisable at September 30, 2006	1,620,187	$0.89	4.27	$1,454

Options vested and expected to vest at September 30, 2006	1,620,187	$0.89	4.27	$1,454

Followap Inc.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

U.S. Dollars in thousands
NOTE 2:- SIGNIFICANT ACCOUNTING POLICIES (continued.)
C.	Stock based compensation (continued)

The weighted-average grant-date value of options granted during the nine months ended September 30, 2006 was $ 6.05. The aggregate intrinsic value in the table above represents the total intrinsic value (the difference between the Company’s stock price on September 30, 2006 and the exercise price, multiplied by the number of in-the-money options) that would have been received by the option holders had all option holders exercised their options on September 30, 2006. This amount changes based on the value of the Company’s stock. As of September 30, 2006, there was $ 6,910 of total unrecognized compensation cost related to non-vested share-based compensation arrangements granted under the Company’s stock option plans. That cost is expected to be recognized over a weighted-average period of 2.9 years.

The options outstanding as of September 30, 2006 have been separated into ranges of exercise prices, as follows:

		Weighted
	Options	Average
	outstanding	remaining
	as of	contractual
Exercise	September 30,	life	Options
price	2006	(in years)	exercisable
$0.001	677,812	4.68	677,812
$0.80	18,000	4.28	18,000
$1.50	1,139,500	7.28	712,625
$1.69	1,967,250	9.47	211,750

	3,802,562	7.16	1,620,187

During the nine months ended September 30, 2006, the Company recognized stock-based compensation expense related to employee stock options in the amount of $4,434, as follows:

Nine months
ended
September 30,
2006
Unaudited

Cost of revenues	$158
Research and development	1,338
Sales and marketing	1,710
General and administrative	1,228

Total Stock-based compensation expense	$4,434

Followap Inc.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

U.S. Dollars in thousands
NOTE 2:- SIGNIFICANT ACCOUNTING POLICIES (continued.)
C.	Stock based compensation (continued)

Options granted to non-employees:

The Company applies SFAS 123 and Emerging Issues Task Force No. 96-18 “Accounting for Equity Instruments That Are Issued to Other Than Employees for Acquiring, or in Conjunction with Selling, Goods or Services”, with respect to options issued to non-employees. SFAS 123 requires the use of option valuation models to measure the fair value of the options and warrants.

The fair value for these options was estimated at the measurement date using the Black-Scholes option-pricing model with the following weighted-average assumptions for 2006: risk-free interest rates of 2.5%, dividend yields of 0%, volatility factors of the historical volatility of similar public companies of 60% and a contractual life of 7.5 years.

Compensation expenses related to the granting of stock options to consultants amounted to $39 for the nine month periods ending September 30, 2006.
D.	Recently issued accounting pronouncements:
1.	FASB Interpretation No. 48:

In July 2006, the FASB issued FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes an Interpretation of FASB Statement No. 109” (“FIN 48”). FIN 48 clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position is required to meet before being recognized in the financial statements. FIN 48 utilizes a two-step approach for evaluating tax positions. Recognition (step one) occurs when an enterprise concludes that a tax position, based solely on its technical merits, is more-likely-than-not to be sustained upon examination. Measurement (step two) is only addressed if step one has been satisfied (i.e., the position is more-likely-than-not to be sustained). Under step two, the tax benefit is measured as the largest amount of benefit, determined on a cumulative probability basis that is more-likely-than-not to be realized upon ultimate settlement.

FIN 48 applies to all tax positions related to income taxes subject to the Financial Accounting Standard Board Statement No. 109, “Accounting for income taxes” (“FAS 109”). This includes tax positions considered to be “routine” as well as those with a high degree of uncertainty.

FIN 48 has expanded disclosure requirements, which include a tabular roll forward of the beginning and ending aggregate unrecognized tax benefits as well as specific detail related to tax uncertainties for which it is reasonably possible the amount of unrecognized tax benefit will significantly increase or decrease within twelve months. These disclosures are required at each annual reporting period unless a significant change occurs in an interim period.

Followap Inc.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

U.S. Dollars in thousands
NOTE 2:- SIGNIFICANT ACCOUNTING POLICIES (continued.)
D.	Recently issued accounting pronouncements (cont.)

FIN 48 is effective for fiscal years beginning after December 15, 2006. The cumulative effect of applying FIN 48 will be reported as an adjustment to the opening balance of retained earnings. The Company is currently evaluating the impact of adopting FIN 48.
2.	SFAS No. 157:

In September 2006, the FASB issued SFAS No. 157, Fair Value Measurements (“SFAS No. 157”). This statement provides a single definition of fair value, a framework for measuring fair value, and expanded disclosures concerning fair value. Previously, different definitions of fair value were contained in various accounting pronouncements creating inconsistencies in measurement and disclosures. SFAS No. 157 applies under those previously issued pronouncements that prescribe fair value as the relevant measure of value, except SFAS No. 123(R) and related interpretations. The statement does not apply to accounting standard that require or permit measurement similar to fair value but are not intended to represent fair value. This pronouncement is effective for fiscal years beginning after November 15, 2007. The Company is currently evaluating the impact of adopting SFAS 157.
3.	Staff Accounting Bulletin No. 108:

In September 2006, the SEC issued Staff Accounting Bulletin No. 108 (“SAB 108”) Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements, that provides interpretive guidance on how the effects of the carryover or reversal of prior year misstatements should be considered in quantifying a current year misstatement. The SEC staff believes that registrants should quantify errors using both a balance sheet and an income statement approach and evaluate whether either approach results in quantifying a misstatement that, when all relevant quantitative and qualitative factors are considered, is material. This pronouncement is effective for fiscal years ending after November 15, 2006. The Company is currently evaluating the provisions of SAB 108.
NOTE 3:- SIGNIFICANT EVENTS DURING THE PERIOD ENDED SEPTEMBER 30, 2006
A.	On August 16, 2006, the Company entered into an agreement with a lender for the extension of a line of credit to the Company for a year in an amount of up to $ 4,500. The loan bears annual interest at the rate of LIBOR + 4% that is to be paid on a quarterly basis. The loan will be repaid in one installment not later than the end of a year from the date the agreement is signed.

If during the six-month period from the date of the agreement, one of the events below shall occur, the Company will pay the lender an additional amount of $ 495 (“termination fee”):

Followap Inc.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

U.S. Dollars in thousands
NOTE 3:- SIGNIFICANT EVENTS DURING THE PERIOD ENDED SEPTEMBER 30, 2006 (continued.)
A.	(continued.)
1.	The agreement is cancelled by the Company, or

2.	The original shareholders as of the date the agreement will hold at least 50% of the Company’s share capital as a result of the sale of control in the Company, or a merger with another company.
Should none of the above events occur during the six-month period from the date of the agreement the Company will allocate Preferred C shares to the lender at no consideration, which shares shall provide the lender 1% of the Company’s issued and outstanding share capital.

In the framework of the agreement, the Company undertook to comply with financial covenants and additional stipulations and, in addition, to record a floating charge on all of its tangible and intangible rights and assets.

As of September 30, 2006, the Company borrowed an amount of $2,500 from the credit line mentioned above and accrued $495 for the termination fee.
B.	On August 16, 2006, the Company’s board of directors approved the receipt of an additional credit of up to $1,000 from existing shareholders.

The credit shall be granted at the same terms as stated in Note 4a, including the issuance of Preferred shares relative to the credit amount to be received from the shareholders.

As of September 30, 2006, the Company borrowed an amount of $556 from the credit line mentioned above and accrued $110 for the termination fee.
NOTE 4:- SUBSEQUENT EVENTS
On November 27 2006, the Company was acquired by NeuStar, Inc. (NYSE: NSR), a provider of essential communications services to the global communications and Internet industry, for approximately $139 million in cash.

On November 27 2006, the Company cancelled its $5,500 credit agreements. NeuStar Inc repaid the loans together with all associated accrued interest and termination fees.